LONG-TERM DEBT (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Total	$ 60,775	$ 78,739
Piraeus Bank A.E. (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (CPB loan)”) Credit Facility [Member]
Total	32,525	32,525
Portigon AG (ex West LB Bank) Credit Facility [Member]
Total	25,250	25,250
Piraeus Bank Credit Facilities [Member]
Total	0	17,964
Mojave Finance Inc. [Member]
Total	$ 3,000	$ 3,000